                                                                                                       EXHIBIT 23.1

                             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the  incorporation  by reference  in the Form S-1  Registration  Statement  of The First  Bancshares,
Inc.,  of our report  dated  January 25,  2006  (Except  for Note R, as to which the date is  February  22,  2006), appearing  in the Annual  Report on Form 10-KSB of The First  Bancshares,  Inc.,  for the year ended  December  31,
2005.  We also consent to the reference to us under the headings "Experts" in the Form S-1 Registration Statement.

/s/ T. E. LOTT & COMPANY

Columbus, Mississippi
September 8, 2006